Exhibit 99.1

Transatlantic Re(r) The Way Ahead Paul Bonny, President - International Operations November 2011

Cautionary Note Regarding Forward Looking Statements In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany and management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be effected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate the our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party's loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by Alleghany and Transatlantic from time to time, including those discussed under the heading "Risk Factors" in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release. Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036. 2

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany's directors and executive officers is available in Alleghany's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. ("Validus"), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Additional Information about the Validus Consent Solicitation On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus's proposals to, among other things, remove seven of Transatlantic's directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the "Preliminary Revocation Statement") in connection with Validus's solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic's definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC's website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic's stockholders in connection with the Validus consent solicitation. Information about Transatlantic's directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic's Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Information about Alleghany's directors and executive officers is available in Alleghany's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. 3

Notes Percentage of Transatlantic 2011 in-force business by client tenure. Excludes AIG. Measures years in which business written with current clients . Based on premium volume. By Region By Channel < 5 yrs 9% 6-10 yrs 18% 20+ yrs 51% 11-15 yrs 10% 16-20 yrs 13% < 5 yrs 10% 6-10 yrs 17% 20+ yrs 45% 11-15 yrs 13% 16-20 yrs 15% < 5 yrs 20% 6-10 yrs 26% 20+ yrs 29% 11-15 yrs 9% 16-20 yrs 17% < 5 yrs 7% 6-10 yrs 16% 20+ yrs 52% 11-15 yrs 12% 16-20 yrs 13% US International Broker Direct The Length & Strength Of Our Relationships 4

USA 50.2% London 18.9% Paris/ Munich Zurich 11.8% Toronto Latin America & Caribbean HK/SYD/TKY Other Property 2.1% Homeowners MP 2.1% Auto PD 2.2% Allied 10.0% Fire 12.8% Surety & Credit Accident & Health Auto Liability Ocean Marine & Aviation Medical Malpractice Other Liability* 27.3% Other Casualty 3% 8% 10.9% 6.9% 6.1% 5.5% 6.1% The Strength Of Our Diversity By Region By Line of Business Notes Transatlantic Net Premiums Written for Full Year Ended December 31st, 2010 Other Liability* - includes D&O, E&O, environmental and general casualty 5

$ millions US 48% Int'l Other 15% Int'l Europe 37% By Office By Product Solid third quarter Strong underwriting performance, ex cat Includes $71m pre-tax net cat costs, due principally to Hurricane Irene (US), floods (Denmark) and net changes in estimated costs of earlier events Catastrophe rates moving higher Casualty conditions mixed Geographic diversity Specialty casualty leadership International 50% of Business Property Cat 12% Casualty Specialty 36% Casualty Other 34% Property Other 18% Our Latest Operating Highlights Key Measures Premium Mix (YTD 2011) 6

Recap Of Timeline To Alleghany June We announce merger of equals with Allied World July Validus makes unsolicited approach We advise Validus that offer is not superior Validus goes hostile with a 'no vote' campaign August Berkshire Hathaway makes unsolicited cash offer through National Indemnity We advise National Indemnity that offer is not superior Our largest stockholder (Davis) indicates they will not support Allied merger September Validus proposes to remove our Board of Directors ISS recommends vote against Allied World merger We and Allied World agree to terminate merger We sign confidentiality agreement with Validus and commence due diligence National Indemnity repeats its all cash offer, which we reject again October We sign confidentiality agreement with third party and commence due diligence We are approached by additional third party for talks November Validus announces amended offer and continues with attempt to remove the board S&P reaffirms our ratings 21st We announce merger with Alleghany Rating agencies (S&P, Moody's, AM Best) confirm our ratings remain unchanged 7

$ millions Founded 1929 Headquartered in New York Total Investments of $4.8B Stockholders' Equity $2.8B Owns and manages operating subsidiaries and investments Core position in E&S insurance - GWP $1.1B Distinctive total return investment strategy RSUI 1,410 Capitol America 309 Other Insurance Operations/Investments 247 Insurance 1.966 Corporate Investments 1,183 Holding Company Debt (299) Total Equity Capital 2,848 Book Value As of Sept 30, 2011 Alleghany Corporation 8

Transaction Consideration Deal Value Pro Forma Ownership Board Of Directors Management Approvals Investor Support Expected Closing Merger of Transatlantic into a wholly owned subsidiary of Alleghany 0.145 Alleghany shares ($45.57) and $14.22 cash - implied price $59.79* Total deal value* $3,431m - $816m cash, $2.615m in stock 51% Alleghany stockholders 49% Transatlantic stockholders 11 members from Alleghany Board, 3 from Transatlantic Board Weston Hicks (CEO of Alleghany), Joe Brandon (Pres. Alleghany Insurance) Bob Orlich (Senior Adviser, Transatlantic Board member) Mike Sapnar (President and CEO of Transatlantic) Stockholder approvals by both companies Regulatory approvals Transatlantic's largest stockholder, Davis Selected Advisers, supports deal First Quarter of 2012 Transatlantic + Alleghany Transaction 9 Notes * implied price and total deal value based on closing price as of November 18th, 2011.

Rating Agencies Positive "The transaction brings two complementary organizations together. Alleghany's specialty insurance platform and Transatlantic's reinsurance platform, combined with a shared philosophy of underwriting discipline, will bring greater diversification of earnings, cash flow sources and business by geography, product and distribution to Alleghany." A.M. Best "the fact Transatlantic will run autonomously....reduces execution risk......post merger we expect Transatlantic to maintain its existing catastrophe risk tolerance.....we also expect Transatlantic to preserve capital adequacy with redundancy at the "AA" or higher rating level, according to our capital model" Standard & Poor's Press/Analysts Positive "a good outcome for both sides" Macquarie "maintains its ratings with larger capital base" Dowling The Response To Our Announcement 10

11 Complementary no reinsurance overlap no international overlap Cultures no change in risk appetite Capital increased capital base, increased flexibility Ratings no change Execution should not feel any impact - seamless and limited integration The Impact On Customers and Brokers